SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K




                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




                                  July 23, 2003
                Date of Report (Date of earliest event reported)




                               VISX, INCORPORATED
             (Exact name of registrant as specified in its charter)




    Delaware                      1-10694                      06-1161793
    --------                      --------                     ----------
 (State or other                (Commission                   (IRS Employer
 jurisdiction of                File Number)               Identification No.)
 incorporation)



           3400 Central Expressway, Santa Clara, California 95051-0703
           -----------------------------------------------------------

                    (Address of principal executive offices)


                                 (408) 733-2020
                                 --------------

              (Registrant's telephone number, including area code)

Item 7.    Financial Statements and Exhibits.

         (c)      Exhibits.

         Exhibit No.           Description
         -----------           -----------
         99.1                  Press release of the Company dated July 23, 2003


Item 9. Regulation FD Disclosure (Information provided under Item 12--Results of Operations and Financial Condition).

         On July 23, 2003, the Company issued an earnings release announcing its financial results for the quarter ended June 30, 2003. A copy of the earnings release is attached as Exhibit 99.1. The information contained in the attached
Exhibit 99.1 and contained in Item 9 of this Current Report is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" of Form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583.

         The information contained in the attached Exhibit 99.1 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               VISX, INCORPORATED



         Date:  July 23, 2003                   By:   /s/ TIMOTHY R. MAIER
                                                     ------------------------
                                                Timothy R. Maier
                                                Executive Vice President and
                                                Chief Financial Officer

                                  EXHIBIT INDEX



Exhibit No.                Description
-----------                -----------

99.1                       Press release of the Company dated July 23, 2003